SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS OF THE LISTED FUND

Deutsche MLP & Energy Infrastructure Fund

The fund has not yet commenced operations. The fund expects to commence operations on or about February 3, 2015. The fund will not be publicly available for purchase until on or about March 2, 2015.

Please Retain This Supplement for Future Reference

January 27, 2015
PROSTKR‐468